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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption of "Experts" in this Pre-Effective Amendment No. 1 to Form S-3 (File No. 333-60219) Registration statement of Boston Properties, Inc. and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below of Boston Properties, Inc.


                                                      Date of Independent
     Financial Statements                             Accountants Report
     --------------------                             -------------------

Financial statements of Boston                        January 23, 1998,
Properties, Inc. as of December 31, 1997              except for Note 16
and for the period from June 23, 1997 to              for which the date is
December 31, 1997, and of The Boston                  February 2, 1998
Properties Predecessor Group as of
December 31, 1996 and for the years
ended December 31, 1996 and 1995, and
for the period from January 1, 1997 to
June 22, 1997.

Financial Statement schedules of Boston              January 23, 1998
Properties, Inc. as of December 31, 1997.

Statement of revenue over certain operating
expenses of Riverfront Plaza for the year
ended December 31, 1997.                             August 17, 1998

Statement of revenue over certain operating
expenses of the Mulligan/Griffin Portfolio for
the year ended December 31, 1997.                     August 14, 1998

Statement of revenue over certain operating
expenses of the Carnegie Center Portfolio
for the year ended December 31, 1997.                 July 30, 1998

Statement of revenue over certain operating
expenses of Prudential Center for the year
ended December 31, 1997.                              July 24, 1998

Statement of revenue over certain operating
expenses of Metropolitan Square for the year
ended December 31, 1997.                              July 10, 1998

Statement of revenue over certain operating
expenses of Riverfront Plaza for the year
ended December 31, 1996.                              November 25, 1997

Statement of revenue over certain operating
expenses of Mulligan/Griffin Portfolio
for the year ended December 31, 1996.                 November 20, 1997

Statement of revenue over certain operating
expenses of 100 East Pratt Street for the
year ended December 31, 1996.                         November 3, 1997

Statement of revenue over certain operating
expenses of 875 Third Avenue for the
year ended December 31, 1996.                         October 17, 1997

Statement of revenue over certain operating
expenses of 280 Park Avenue for the
year ended December 31, 1996.                         October 17, 1997




                                        /s/ PricewaterhouseCoopers LLP
                                        PricewaterhouseCoopers LLP

Boston, Massachusetts
August 24, 1998